UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-02461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On January 29, 2015, Perceptron, Inc. (the “Company”) issued a press release announcing the Company’s acquisition of a Czech Republic-based coordinate measuring machine software development company and the Company’s entrance into an agreement to acquire an Italy-based coordinate measuring machine design and manufacturing company. The Company will hold a conference call/webcast on Friday, January 30, 2015 at 10:30 AM (ET) to discuss the transactions. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcements.

Item 9.01	Financial Statements and Exhibits

C.	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated January 29, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: January 29, 2015	/s/ Keith R. Marchiando
	By:	Keith R. Marchiando
	Its:	Vice President – Finance, Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 29, 2015.

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